SCHEDULE II
                            INFORMATION WITH RESPECT TO
                 TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)
                                      SHARES PURCHASED     AVERAGE
                        DATE              SOLD(-)          PRICE(2)
 COMMON STOCK-MYERS INDUSTRIES, INC.
	    MJG ASSOCIATES, INC.
          	  GABELLI INTERNATIONAL LTD
                       6/27/07              500            22.0700
          GAMCO ASSET MANAGEMENT INC.
                       6/26/07           18,200-           22.1181
                       6/26/07              600-           22.1600
                       6/25/07           32,300-           22.1966
                       6/25/07            2,000-           22.2700
                       6/21/07            1,000            22.2300
                       6/19/07            1,000            22.2375
	    GABELLI SECURITIES, INC.
          	  GABELLI ASSOCIATES LTD
                       6/21/07            5,000            22.2199
                       6/21/07            4,000            22.2300
                       6/20/07            4,500            22.2500
                       6/19/07            4,000            22.2375
          	  GABELLI ASSOCIATES FUND II
                       6/21/07            1,000            22.2300
                       6/19/07            1,000            22.2375
          	  GABELLI ASSOCIATES FUND
                       6/21/07            4,000            22.2300
                       6/21/07            5,100            22.2199
                       6/20/07            5,500            22.2500
                       6/19/07            4,100            22.2375
          GABELLI FUNDS, LLC.
              GABELLI ABC FUND
                       6/28/07           14,000            22.1200
                       6/27/07           11,000            22.0858

(1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED
    ON THE NYSE.

(2) PRICE EXCLUDES COMMISSION.